Exhibit 10.11

MEMORANDUM OF UNDERSTANDING

THIS MEMORANDUM OF UNDERSTANDING (“MOU”) is made this 1st August 2022

BETWEEN

GRAPHJET TECHNOLOGY SDN BHD (Registration No.: 201901046089 (1355419-P)) , a company incorporated in Malaysia, and having its business address at Unit No L4-E-8, Enterprise 4, Technology Park Malaysia Bukit Jalil, 57000 Kuala Lumpur, Wilayah Persekutuan Kuala Lumpur, Malaysia. (hereinafter referred to as “GRAPHJET”), which expression shall where the context so admits include their successors-in-title executors, administrators and permitted assigns) of the one part;

AND

TOYODA TRIKE INC, a private limited company incorporated in Japan and having its business address at Inui Building Kachidoki (Reception : 4F) 1-13-1, Kochidoki. Tokyo, Japan (hereinafter referred to as “TOYODA”), which expression shall where the context so admits include their successors-in-title executors, administrators and permitted assigns) of the other part;

GRAPHJET and TOYODA shall hereinafter individually be referred to as “the Party” and collectively “the Parties”.

RECITAL:-

(A) GRAPHJET is a company which own the technology and patent to supply and manufacturing of Graphene and Graphite for Battery and EV Vehicle use.

(B) TOYODA main business is to develop, manufacture and sell hydrogen energy vehicles, pure electric vehicles, electric bicycles (including electric motorcycles), drones, electric agriculture vehicles, yachts and hydrogen internal combustion engine vehicle and possess all the proprietary and patent right pertaining to the technology.

(C) The Parties are now desirous to enter into this MOU to regulate and record their basic understanding in respect of the foregoing matters.

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NOW THEREFORE, THIS MOU WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS :-

1. PURPOSE OF THIS MOU AND COMMINTMENT

1.1 The purpose of executing this MOU is to record both Parties’ understanding and intention to joint venture and/or collaborate in sourcing, supplying and manufacturing raw material to develop and manufacture electric vehicle, electric bicycles (including electric motorcycles), drones and electric light truck and exclusive distribution, sales and commercial marketing arm in Malaysia, Singapore, Indonesia and Thailand and its related products therefrom

1.2 The Parties hereby agree to enter into this MOU to benefit each other mutually and to carry out their obligations in the spirit of mutual trust and confidence in accordance with the terms hereof.

2. SALIENT TERMS

2.1 The parties shall execute the formal Collaboration Agreement or Joint Venture Agreement within One Hundred Eighty Days (180) working days from the date of this MOU (hereinafter referred to as “JVA”), to incorporate all the terms and conditions to be mutually agreed between the Parties.

2.2 The Parties agree to incorporate a local company to jointly own and the percentage of shareholding shall be discussed and mutually agreed by the Parties (hereinafter referred to as “the JV Company”) and TOYODA shall transfer all the know-how and technology pertaining to the Project into the JV Company.

3. REPRESENTATIONS AND WARRANTIES

3.1 The parties hereby represent and warrants with each other that:

(a)	its memorandum and articles of association or other constitutional documents contain provisions which give it the power, and all necessary corporate authority has been obtained or undertake to obtain, to sign and deliver this MOU and exercise its rights and perform its obligations under this MOU.

(b)	it shall enter into the JVA pursuant to the terms of this MOU.

4. CONFIDENTIALITY AND ANNOUNCEMENTS

4.1 The Parties agree that all information, data or documents relating to the other Party and the Project are confidential and sensitive in nature and each Party and its respective directors, officers, advisers, consultants etc must:

(a)	keep all such information confidential;

(b)	disclose such information only to those of its employees, directors and advisors

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who have a need to know and who are aware and agree that the information must be kept confidential.

4.2 The Parties mutually agreed that GRAPHJET is a company in Malaysia and is obligated to inform the authority for the signing of this MOU and therefore is expressly allow by TOYODA to disclose this MOU to the relevant authority.

5. TIME

5.1 The Parties acknowledge that time wherever mentioned shall be of the essence of this MOU.

IN WITNESS WHEREOF the Parties hereto have hereunto set their hands on the day and year first above written.

SIGNED BY)
for and on behalf of)
GRAPHJET)
in the presence of :-)

....

SIGNED BY)
for and on behalf of)
TOYODA)
in the presence of :-)

....

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